EXHIBIT 10.24

LOCK-UP AGREEMENT

October 17, 2011

General Cannabis, Inc.
1300 Dove Street, Suite 100
Newport Beach, CA  92660

The undersigned, James Pakulis and Douglas Francis, and each of them, understands that General Cannabis, Inc., a Nevada corporation (the “Company”) has undertaken the filing of a registration statement, on Form S-1 (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”).

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agree, beginning upon the effectiveness of the Registration Statement and extending until the earlier of (i) three months after effectiveness of the Registration Statement, (b) the Company is no longer selling its securities in a primary sale pursuant to the Registration Statement, or (c) the closing sale price for the Company’s common stock is over $3.00 for twenty (20) consecutive trading days (the “Lock-Up Period”), not to offer to sell, contract to sell or otherwise sell (collectively, a “Disposition”) any shares of Company common stock owned of record and beneficially by the undersigned (collectively, the “Securities”).

The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities or to have the economic consequence of a transfer of ownership of the Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.

Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Lock-Up Agreement.  In the event that the Registration Statement is not declared effective, then this Lock-Up Agreement shall be of no further force or effect.

Page 1of 2

This agreement will be governed and construed in accordance with the laws of the State of California.  The undersigned agree to perform any further acts and execute and deliver any other documents that may be reasonably necessary to carry out provisions of this Lock-Up Agreement.  This Lock-Up Agreement may be altered, amended or modified in whole or in part at any time only by a writing signed by the Company and the undersigned.  This Lock-Up Agreement shall be binding upon and shall inure to the benefit of the parties, their respective heirs, legal representatives, beneficiaries, successors, and permitted assigns.

The undersigned covenant and enter into this Lock-Up Agreement with the knowledge that a restriction on the sale of stock by Company insiders is important to the SEC and potential investors and that the parties will be irreparably damaged in the event this Lock-Up Agreement is not specifically enforced.  Accordingly, in the event of any controversy concerning the right or obligation to purchase or sell any of the stock of this Company or to perform any other act pursuant to this Lock-Up Agreement, such right or obligation shall be enforceable in a court of equity by a decree of specific performance.  Such remedy shall be cumulative and non-exclusive, being in addition to any and all other remedies the parties may have.  The party against whom specific enforcement is being sought hereby waives any requirement for securing or posting bond in connection with the enforcing party obtaining an injunction or other form of equitable relief.

In the event any party hereto shall bring any action or proceeding to enforce any provision of this Lock-Up Agreement against any other party (or any transferee or rights pursuant hereto), the prevailing party, whether at trial or on appeal, shall be entitled to recover reasonable attorney fees, costs and disbursements in addition to any other relief to which such party is entitled.  If any provision of this Lock-Up Agreement shall be for any reason invalid or unenforceable, the remaining provisions shall nevertheless continue in full force without being invalidated in any way.  This Lock-Up Agreement may be executed in counterparts or by the use of separate signature pages attached here, and shall constitute one (1) agreement, binding on the parties, even though all the parties do not sign the same counterpart or same signature page.  A facsimile signature shall be deemed as effective as an original signature.

IN WITNESS WHEREOF, this Lock-Up Agreement has been executed by the parties hereto on the day and year first written above.

“Company”

General Cannabis, Inc.

/s/ James Pakulis	/s/ James Pakulis
James Pakulis, an individual	By:	James Pakulis
	Its:	Chief Executive Officer

/s/ Douglas Francis
Douglas Francis, an individual